SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2007

COMMAND SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-33525	14-1626307
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

Lexington Park Lagrangeville, New York (Address of principal executive offices)	12540 (Zip code)

Registrant’s telephone number, including area code: (845) 454-3703

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Amendment No. 1 to Form 8-K is being filed to amend the Current Report on Form 8-K filed by Command Security Corporation (the “Company”) on April 12, 2007 to include the financial statements and pro forma financial information previously omitted in accordance with Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired:

Page Number From This Form 8-K/A

Independent auditor's report	F-3

Consolidated Balance Sheets - June 30, 2006 and 2005	F-4 - F-5

Consolidated Statements of Operations - years ended June 30, 2006 and 2005	F-6

Consolidated Statements of Stockholders' Equity years ended June 30, 2006 and 2005	F-7

Consolidated Statements of Cash Flows - years ended June 30, 2006 and 2005	F-8

Notes to Consolidated Financial Statements	F-9 - F-14

Brown Security Industries, Inc. and Subsidiaries

Financial Statements and Independent Auditors' Report

Years ended June 30, 2006 and 2005

Brown Security Industries, Inc. and Subsidiaries
Years ended June 30, 2006 and 2005

Table of Contents

	Page
Independent Auditors' Report	1
Consolidated Financial Statements:	
Consolidated Balance Sheets	2 - 3
Consolidated Statements of Operations	4
Consolidated Statements of Stockholders' Equity	5
Consolidated Statements of Cash Flows	6
Notes to Consolidated Financial Statements	7-12

HUTCHINSON and
BLOODGOOD LLP
CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

8954 Rio San Diego Dr., Ste. 600
San Diego, CA 92108
t 619.497.2415 f 619.497.2391
www.hbllp.com

Independent Auditors' Report

To the Board of Directors
Brown Security Industries, Inc. and Subsidiaries
San Diego, California

We have audited the accompanying balance sheets of Brown Security Industries, Inc. and Subsidiaries as of June 30, 2006 and 2005, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brown Security Industries, Inc. and Subsidiaries as of June 30, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Hutchinson and Bloodgood LLP

June 14, 2007

1

Brown Security Industries, Inc. and Subsidiaries
Consolidated Balance Sheets

June 30,	2006	2005
Assets		
Current assets		
Cash and cash equivalents	$ 54,797	$ 76,002
Trade accounts receivable	1,250,809	1,057,158
Unbilled accounts receivable	132,109	154,414
Prepaid expenses and other current assets	151,130	147,521
Deferred income taxes	1,503	1,685
Total current assets	1,590,348	1,436,780
Property and equipment		
Vehicles and equipment	342,796	333,965
Leasehold improvements	3,398	44,771
	346,194	378,736
Accumulated depreciation	(183,968)	(228,182)
Total property and equipment, net	162,226	150,554
Other assets		
Deposits	8,116	6,801
Total other assets	8,116	6,801
Total assets	$ 1,760,690	$ 1,594,135

The accompanying notes are an integral part of these consolidated financial statements
2

Brown Security Industries, Inc. and Subsidiaries
Consolidated Balance Sheets (continued)

June 30,		2006		2005
Liabilities and Stockholders' Equity				
Current liabilities				
Line of credit	$	**117,400**	$	197,768
Vehicle loans payable - current portion		**14,383**		54,271
ESOP debt payable		**-**		190,000
Accounts payable and other liabilities		**377,142**		308,676
Customer deposits		**239,078**		62,827
ESOP contribution payable		**50,000**		-
Income taxes payable		**57,329**		311
Employee uniform deposits		**38,021**		29,536
Notes payable, related parties		**111,889**		118,979
Total current liabilities		**1,005,242**		962,368
Long-term liabilities				
Vehicle loans payable, net of current portion		**7,998**		22,347
Deferred income taxes, long-term		**14,113**		5,663
Total long-term liabilities		**22,111**		28,010
Stockholders' equity				
Common shares, no par value: 10,000,000 shares authorized: 10,000,000 shares issued and outstanding		**15,000**		15,000
Retained earnings		**718,337**		588,757
Total stockholders' equity		**733,337**		603,757
Total liabilities and stockholders' equity	$	**1,760,690**	$	1,594,135

The accompanying notes are an integral part of these consolidated financial statements
3

Brown Security Industries, Inc. and Subsidiaries
Consolidated Statements of Operations

Years ended June 30,	2006	2005
Revenues	**$11,380,258**	$10,623,634
Cost of revenues	**9,437,458**	8,719,791
Gross profit	**1,942,800**	1,903,843
General and administrative	**1,743,414**	1,816,140
Income from operations	**199,386**	87,703
Other income (expense)		
Other revenue	**25,944**	15,485
Interest	**(16,362)**	(26,742)
Income before income taxes	**208,968**	76,446
Provision for income taxes	**79,388**	26,903
Net income	**$ 129,580**	$ 49,543

The accompanying notes are an integral part of these consolidated financial statements
4

Brown Security Industries, Inc. and Subsidiaries
Consolidated Statements of Stockholders' Equity
For the Years Ended June 30, 2006 and 2005

	Common Stock		ESOP	Retained	Stockholders'
	Shares	Amount	unearned shares	Earnings	Equity
Balance at June 30, 2004	10,000,000	$ 15,000	$ (190,000)	$ 594,076	$ 419,076
ESOP contribution payable	-	-	190,000	-	190,000
ESOP shares cost in excess of fair value, net of tax effect of $16,388	-	-	-	(54,862)	(54,862)
Net income	-	-	-	49,543	49,543
Balance at June 30, 2005	10,000,000	15,000	-	588,757	603,757
Net income	-	-	-	129,580	129,580
Balance at June 30, 2006	10,000,000	$ 15,000	$ -	$ 718,337	$ 733,337

The accompanying notes are an integral part of these consolidated financial statements
5

Brown Security Industries, Inc. and Subsidiaries
Consolidated Statements of Cash Flows

Years ended June 30,		2006		2005
Cash flows from operating activities:				
Net income	$	**129,580**	$	49,543
Adjustments to reconcile net income to net cash provided by operating activities:				
ESOP compensation expense		**-**		118,750
Depreciation and amortization		**52,287**		49,273
Deferred income taxes		**8,632**		24,309
Loss (Gain) on sale of equipment		**1,550**		(1,750)
Change in operating assets and liabilities				
(Increase) decrease trade and unbilled accounts receivable		**(171,346)**		16,506
(Increase) decrease prepaid expense and other current assets		**(3,609)**		53,677
(Increase) decrease in deposits		**(1,315)**		(769)
Increase (decrease) accounts payable and other liabilities		**68,466**		(4,951)
Increase (decrease) in customer deposits		**176,251**		(7,046)
Increase (decrease) in ESOP contribution payable		**50,000**		-
Increase (decrease) income taxes payable		**57,018**		311
Increase (decrease) employee uniform deposits		**8,485**		(24,504)
Net cash provided by operating activities		**375,999**		273,349
Cash flows from investing activities:				
Proceeds from sale of property and equipment		**18,019**		1,750
Purchase of property and equipment		**(83,528)**		(43,021)
Net cash used in investing activities		**(65,509)**		(41,271)
Cash flows from financing activities:				
Principal payments on vehicle notes payable		**(54,237)**		(15,089)
Proceeds from line of credit		**1,847,300**		2,633,013
Principal payments on line of credit		**(1,927,668)**		(2,734,200)
Repayments of notes payable to shareholders		**(7,090)**		(10,567)
Payment on ESOP debt		**(190,000)**		(70,000)
Net cash used in financing activities		**(331,695)**		(196,843)
Net increase (decrease) in cash and cash equivalents		**(21,205)**		35,235
Cash and cash equivalents at beginning of year		**76,002**		40,767
Cash and cash equivalents at end of year	$	**54,797**	$	76,002

The accompanying notes are an integral part of these consolidated financial statements
6

Brown Security Industries, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

Note. 1 Summary of Operations and Significant Accounting Policies

Company's Activities

The Company provides private security and patrol services to businesses in Southern and Northern California.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Brown Security Industries, Inc. and Subsidiaries, collectively referred to as "the Company," which are under common control and ownership. Inter-company balances have been eliminated in consolidation. Brown Security Industries, Inc. owns 100% of the issued and outstanding stock of Rodgers Police Patrol, Inc. and Strategic Security Services, Inc.

Cash Equivalents

The Company considers highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Trade Accounts Receivable

Accounts receivable are stated at face amount, net of the allowance for doubtful accounts. The Company establishes an allowance for uncollectible trade accounts receivable based on historical collection experience and management's evaluation of collectibility of outstanding accounts receivable. The Company regularly evaluates the collectibility of their trade receivable balances. Accounts over 120 days are written off once all collection efforts have been exhausted. The allowance for doubtful accounts was $0 at June 30, 2006 and 2005, respectively.

The Company assesses the need for allowances for collectibility of accounts receivable based on factors surrounding the credit risk of specific customers, historical trends, and other information. Customer collateral is generally not required. Included in accounts receivable are receivables from three customers totaling $829,043 (66%) and $868,017 (82%) of total receivables at June 30, 2006 and 2005. Included in revenues is revenue from the three customers totaling $5,837,525 (51%) and $6,961,954 (66%) of total revenue during fiscal years 2006 and 2005, respectively.

Property and Equipment

The Company records property and equipment at cost and utilizes the straight-line method of depreciation over estimated useful lives ranging from three to seven years. Depreciation expense for the years ended June 30,2006 and 2005 was $52,287 and $49,273 respectively.

Revenue Recognition

The Company recognizes revenue when services have been performed.

7

Brown Security Industries, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

Note 1. Summary of Operations and Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Significant estimates and assumptions by management include the allowance for doubtful accounts. Actual results could differ from those estimates.

Income Taxes

Deferred tax assets and liabilities are determined based on the differences between the financial statement and tax basis of assets and liabilities and are measured using enacted tax rates. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax liability or benefit for the period plus or minus the change during the period in deferred tax assets and liabilities.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Advertising

The Company expenses advertising costs as they are incurred. Total advertising expense for the years ended June 30, 2006 and 2005 was $91,474 and $62,713.

Note 2. Line of Credit Payable

The Company has a revolving line of credit agreement ("the line") with a bank. The line allows the Company to borrow up to $500,000 and bears interest at the bank's prime lending rate plus 0.75%. The interest rate at June 30, 2006 was 9%. The maturity date is January 15, 2007. The line is guaranteed by stockholders of the Company, and is secured by substantially all assets of the Company. At June 30, 2006 the Company had an outstanding balance under the line of credit of $117,400.

8

Brown Security Industries, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

Note 3. Vehicle Loans Payable

The Company has several loans payable to a bank and a finance company for the purchase of vehicles used in the Company's operations. The loans bear interest at rate 4.15% and 5.71% and mature through 2008. Monthly payments on loans total approximately $3,000.

Future maturities of the loans as of June 30:		
2007	$	14,383
2008		7,998
Total	$	22,381

Note 4. Stockholder Loans

The Company has two unsecured revolving loans with the two principal shareholders of the Company in the amounts of $36,487 and $75,402, respectively as of June 30, 2006. The loans currently bear interest at 7% per annum, payable monthly. The loans do not have scheduled principal repayment dates. Interest expense related to stockholder loans was $5,053 and $9,042 for the years ended June 30, 2006 and 2005, respectively.

Note. 5 Commitments and Contingencies

The Company leases their facilities under operating leases. The San Diego, California lease expires on March 14, 2011. The Fremont, California lease expires on December 15, 2007. The San Jose lease is on a month-to-month basis. The Company's total rental expense for the years ended June 30, 2006 and 2005 was $96,251 and $86,231, respectively.

Future minimum rental payments required under the leases as of June 30 are as follows:		
2007	$	89,487
2008		67,346
2009		51,000
2010		51,000
Thereafter		38,250
Total minimum lease payments	$	297,083

9

Brown Security Industries, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

Note. 6 Income Taxes

The principal difference between pretax accounting income and taxable income is the difference in treatment between book and tax in the recognition of fixed asset depreciation, ESOP contributions, state taxes, certain accrued expenses and bad debts.

The Company's total deferred tax liabilities and deferred tax assets are as follows:

June 30,	2006	2005
Current deferred tax assets (liabilities):		
Taxes and accrued expenses	$ 1,503	$ 1,685
Noncurrent deferred tax assets (liabilities):		
Property and equipment	(14,113)	(5,663)
Net deferred tax assets (liabilities)	$ (12,610)	$ (3,978)

Income tax expense consists of:

Years ending June 30,	2006	2005
Current income taxes:		
Federal	$ 54,617	$ 383
State	16,139	2,400
Total current income taxes	70,756	2,783
Deferred income taxes:		
Federal	5,249	15,405
State	3,383	8,715
Total deferred income taxes	8,632	24,120
Total provision for income taxes	$ 79,388	$ 26,903

10

Brown Security Industries, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

Note. 7 Employee Stock Ownership Plan (ESOP)

The Company established the Rodgers Police Patrol, Inc. and Strategic Security Services, Inc. Employee Stock Ownership Plan (ESOP) effective as of July 1, 1998 to cover all non-union employees who have attained the age of 21 with one year's service as defined in the ESOP agreement. On January 1, 2000 the ESOP purchased 3,000,000 shares of the Company's stock from a major shareholder with a $1,200,000 secured installment note. The stock was held in a trust.

Although the Company did not guarantee the note, the Company makes discretionary contributions to the ESOP to meet the note payment requirements and, therefore, reflects an ESOP debt payable on its financial statements. Stockholders' equity reflects the effect of the Company recording this ESOP obligation. The interest rate on the note is equal to the applicable long-term federal rate for the month ending prior to the date payment is due, but in no event is the rate to be less than 7% per annum and is payable monthly. The interest rate on the loan was 7% during 2006 and 2005. The loan was paid off during 2006. For the year ended June 30, 2006, the Company committed to a discretionary cash contribution to the Plan in the amount of $50,000.

Shares in the ESOP are released to participant accounts based on the principal payments on the ESOP's note. As of June 30, 2006 and 2005, all 3,000,000 shares in the ESOP had been allocated to participant accounts. The market value of those shares at June 30, 2006 and 2005 was $840,000 and $780,000, respectively, based on an independent appraisal.

Employees are credited with the Company's contributions based on the ratio of the eligible employee's compensation to the aggregate compensation of all eligible employees for the ESOPs fiscal year. Shares vest fully after the later of five years of credited service or when the participant reaches the age of 65, upon death, incurred disability or upon termination of the ESOP. Effective with the Company's merger on April 12, 2007 (see Note 11), the ESOP was frozen and all participants became 100% vested in their account balances.

During 2005, compensation expense was recorded in the consolidated financial statements as shares were allocated to participant accounts or committed to be released at the estimated fair market value of the shares. For such purposes, the Company used the value of the shares as determined at the beginning of the year by an outside appraisal firm. Plan compensation cost recognized as expense in 2006 and 2005 was $0 and $118,750, respectively.

As part of the plan, employees who had been distributed the Company's common stock have an option for a limited period to have the Company purchase such securities at their most recent fair market value. The Administrative Committee had the sole discretion to have the Company pay either in lump sum or over a period of time not to exceed 5 years. At June 30, 2006, none of the allocated shares had been distributed and are, therefore, not currently subject to the repurchase obligation.

11

Brown Security Industries, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

Note 8. 401(k) Profit Sharing Plan

The Company has a 401(k) profit sharing plan covering all employees who have completed one year of service and have attained the age of 18. Under the plan, the Company may at its discretion make a matching contribution as well as a profit sharing contribution to the employees' accounts. Participants are immediately vested in their salary reduction contributions and the Company's discretionary matching contributions, Vesting in the Company discretionary profit sharing contributions is based on years of service. A participant is fully vested after 3 years of credited service. During 2006 and 2005, the Company did not make any discretionary contributions.

Note 9. Supplemental Cash Flow Disclosures:

Years ended December 31,		**2006**		2005
Income taxes paid	**$**	**2,711**	$	2,952
Interest paid	**$**	**16,362**	$	26,742

Note 10. Subsequent Event

In March 2007, the Company entered into a definitive merger agreement with Command Security Corporation (Command), a public company. The transaction closed on April 12, 2007. Under the terms of the agreement, Command purchased 100% of the stock of the Company for a total purchase price of $3,000,000, plus an amount equal to the estimated consolidated tangible net worth on the closing date of $400,000, subject to adjustment. Because the agreement includes a revenue guarantee by all parties, the purchase price can be adjusted based on the financial results of the Company up to 1 year from the closing date. The purchase price is comprised of $1,600,000 in cash and 614,286 shares of Command's common stock based on the average closing price of Command's common stock on the over-the-counter bulletin board for the five consecutive trading days immediately preceding the date that the parties first entered into the definitive agreement. The ESOP will receive all cash ($1,020,000) in exchange for its minority interest in the Company. The remaining shareholders will receive cash and stock in exchange for their shares.

In April 2007, prior to the merger date, the Company declared and paid a $150,000 cash dividend to its shareholders.

12

(b)	Pro Forma Financial Information

The pro forma financial information required by this item is filed as Exhibit 99.1 hereto and incorporated herein by reference.

99.1	Unaudited Pro Forma Condensed Combined Financial Information

(d)	Exhibits

23.1	Consent of Hutchinson and Bloodgood LLP. (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2007

COMMAND SECURITY CORPORATION

By:	/s/ Barry Regenstein
Name: Barry Regenstein Title: President and Chief Financial Officer

INDEX TO EXHIBITS

Number	Description

23.1	Consent of Hutchinson and Bloodgood LLP.

99.1	Unaudited Pro Forma Condensed Combined Financial Information.